UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09377
The Gabelli Blue Chip Value Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Gabelli Blue Chip Value Fund Annual Report December 31, 2010	Barbara Marcin, CFA
To Our Shareholders,
     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010 with a description of factors that affected the performance during the past year.
Performance Discussion (Unaudited)
     The Gabelli Blue Chip Value Fund (the “Fund”) (Class AAA) net asset value (“NAV”) per share rose 12.8% in 2010, compared with the Standard & Poor’s (“S&P”) 500 Index of 15.1%.
     The first quarter of 2010 started the year off on relatively good footing with the S&P 500 Index up over 5%. By year end, the S&P 500 was up over 15%. Throughout the year, investors were rightfully concerned about sovereign debt issues in various European countries. The size and trend of our federal deficit led many investors to consider whether our country might eventually face these same debt issues.

     During 2010, another concern causing some volatility in the stock market was the pace at which the U.S. economy was emerging from the Great Recession. As a reminder, the National Bureau of Economic Research, which is charged with deciding when recessions begin and end, stated in September 2010 that the Great Recession actually ended in June 2009, eighteen months after it began. Although the economy did begin to rebuild inventories in the second half of 2009 and corporate profits grew throughout 2010, the pace of recovery was still of concern. The unemployment rate, which is a lagging indicator, stayed stubbornly high, hovering between 9%-10% for most of the year.
     A selected holding that contributed positively to the Fund’s performance in 2010 was Freeport-McMoRan Copper & Gold Inc. (2.1% of net assets as of December 31, 2010). Freeport-McMoRan is the world’s largest publicly traded copper company. Other selected holdings that contributed positively to the Fund’s performance were Apple Inc. (1.4%) and Diamond Foods Inc. (1.1%). Some of the Fund’s weaker performing stocks during the year were Transocean Ltd. (2.0%), Hewlett-Packard Co. (1.8%), and Gilead Sciences Inc. (1.7%).
We appreciate your confidence and trust.
Sincerely yours,
Bruce N. Alpert
President
February 24, 2011
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
THE GABELLI BLUE CHIP VALUE FUND CLASS AAA SHARES AND THE S&P 500 INDEX (Unaudited)
Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

						Since
						Inception
	Quarter	1 Year	3 Year	5 Year	10 Year	(8/26/99)
Gabelli Blue Chip Value Fund Class AAA	8.73%	12.82%	(0.78)%	2.82%	1.81%	4.02%
S&P 500 Index	10.76	15.08	(2.84)	2.29	1.42	1.39	(e)
Lipper Large Cap Value Fund Average	10.34	13.02	(3.82)	1.52	1.89	1.96
Class A	8.65	12.82	(0.76)	2.82	1.84	4.05
With sales charge (b)	2.40	6.33	(2.70)	1.61	1.24	3.51
Class B	8.48	11.95	(1.50)	2.07	1.30	3.57
With contingent deferred sales charge (c)	3.48	6.95	(2.49)	1.70	1.30	3.57
Class C	8.50	11.97	(1.52)	2.04	1.29	3.56
With contingent deferred sales charge (d)	7.50	10.97	(1.52)	2.04	1.29	3.56
Class I	8.78	13.13	(0.52)	3.06	1.98	4.18

In the current prospectus the gross expense ratios for Class AAA, A, B, C, and I Shares are 2.13%, 2.13%, 2.88%, 2.88%, and 1.88%, respectively. The net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, 2.76%, and 1.76%, respectively. See page 10 for the expense ratios for the year ended December 31, 2010. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.
(a)	Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Performance returns for periods of less than one year are not annualized. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about this and other matters and should be read carefully before investing. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Large Cap Value Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index. The Class AAA Shares NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2003, and the Class I Shares on June 30, 2004. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance for the Class I Shares would have been higher due to the lower expenses related to this class of shares.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% and is reduced to 0% after six years.

(d)	Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions made within one year of purchase.

(e)	S&P 500 Index since inception performance is as of August 31, 1999.

The Gabelli Blue Chip Value Fund
Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2010 through December 31, 2010	Expense Table
We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your Fund’s costs in two ways:
Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.
Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case — because the hypothetical return used is not the Fund’s actual return — the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Annualized Expense Ratio represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2010.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/10	12/31/10	Ratio	Period*

The Gabelli Blue Chip Value Fund

Actual Fund Return
Class AAA	$1,000.00	$1,194.50	2.00%	$11.06
Class A	$1,000.00	$1,194.50	2.00%	$11.06
Class B	$1,000.00	$1,189.60	2.75%	$15.18
Class C	$1,000.00	$1,190.00	2.75%	$15.18
Class I	$1,000.00	$1,195.70	1.75%	$9.69
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class B	$1,000.00	$1,011.34	2.75%	$13.94
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,016.38	1.75%	$8.89

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total net assets as of December 31, 2010:

Gabelli Blue Chip Value Fund
Health Care	14.4%
Energy	10.6%
U.S. Government Obligations	9.4%
Computer Hardware	6.7%
Telecommunications	6.0%
Banking	5.0%
Specialty Chemicals	4.7%
Energy Services	4.6%
Food and Beverage	4.4%
Diversified Industrial	3.6%
Entertainment	3.3%
Electronics	3.2%
Metals and Mining	3.2%
Financial Services	3.0%
Automotive	2.7%
Exchange Traded Funds	2.6%
Agriculture	2.5%
Computer Software and Services	2.1%
Water	1.6%
Satellite	1.5%
Paper and Forest Products	1.4%
Aerospace	1.4%
Retail	1.3%
Consumer Products	1.2%
Other Assets and Liabilities (Net)	(0.4)%

100.0%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Blue Chip Value Fund
Schedule of Investments — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 91.0%
	Aerospace — 1.4%
6,000	The Boeing Co.	$314,149	$391,560

	Agriculture — 2.5%
10,000	Archer-Daniels-Midland Co.	290,959	300,800
6,000	Monsanto Co.	353,291	417,840

		644,250	718,640

	Automotive — 2.7%
20,800	General Motors Co.†	686,400	766,688

	Banking — 5.0%
20,876	Bank of America Corp.	88,103	278,486
150,000	Citigroup Inc.†	502,725	709,500
10,000	JPMorgan Chase & Co.	312,214	424,200

		903,042	1,412,186

	Computer Hardware — 6.7%
1,200	Apple Inc.†	153,205	387,072
17,000	Cisco Systems Inc.†	317,561	343,910
12,000	Hewlett-Packard Co.	479,790	505,200
4,500	International Business Machines Corp.	504,009	660,420

		1,454,565	1,896,602

	Computer Software and Services — 2.1%
26,000	EMC Corp.†	446,409	595,400

	Consumer Products — 1.2%
7,000	Tupperware Brands Corp.	303,047	333,690

	Diversified Industrial — 3.6%
12,000	Honeywell International Inc.	363,727	637,920
9,000	Tyco International Ltd.	335,865	372,960

		699,592	1,010,880

	Electronics — 3.2%
25,000	Intel Corp.	555,465	525,750
12,000	Texas Instruments Inc.	226,620	390,000

		782,085	915,750

	Energy — 10.6%
3,000	Chevron Corp.	204,751	273,750
11,050	ConocoPhillips	465,509	752,505
7,000	Devon Energy Corp.	447,145	549,570
3,000	EOG Resources Inc.	264,505	274,230
8,000	Exxon Mobil Corp.	493,058	584,960
11,000	NextEra Energy Inc.	616,327	571,890

		2,491,295	3,006,905

	Energy Services — 4.6%
18,000	Halliburton Co.	506,840	734,940
8,000	Transocean Ltd.†	520,861	556,080

		1,027,701	1,291,020

	Entertainment — 3.3%
10,000	The Walt Disney Co.	252,820	375,100
17,000	Time Warner Inc.	538,650	546,890

		791,470	921,990

	Exchange Traded Funds — 2.6%
10,000	ProShares UltraShort 20+ Year Treasury†	468,379	370,500
9,000	ProShares UltraShort Lehman 7-10 Year Treasury†	458,460	381,060

		926,839	751,560

	Financial Services — 3.0%
5,000	American Express Co.	143,968	214,600
2,000	CME Group Inc.	466,486	643,500

		610,454	858,100

	Food and Beverage — 4.4%
6,000	Diamond Foods Inc.	259,758	319,080
23,200	Kraft Foods Inc., Cl. A	671,259	731,032
3,000	PepsiCo Inc.	172,890	195,990

		1,103,907	1,246,102

	Health Care — 14.4%
17,987	Bristol-Myers Squibb Co.	413,460	476,296
5,000	Cephalon Inc.†	281,238	308,600
8,000	Covidien plc	257,472	365,280
8,000	Genzyme Corp.†	430,541	569,600
13,000	Gilead Sciences Inc.†	519,918	471,120
10,000	Johnson & Johnson	625,229	618,500
6,846	Mead Johnson Nutrition Co.	273,325	426,164
11,650	Merck & Co. Inc.	256,741	419,866
24,790	Pfizer Inc.	431,548	434,073

		3,489,472	4,089,499

	Metals and Mining — 3.2%
5,000	Freeport-McMoRan Copper & Gold Inc.	329,255	600,450
5,000	Newmont Mining Corp.	179,620	307,150

		508,875	907,600

	Paper and Forest Products — 1.4%
15,000	International Paper Co.	391,354	408,600

	Retail — 1.3%
7,000	Wal-Mart Stores Inc.	370,593	377,510

See accompanying notes to financial statements.

The Gabelli Blue Chip Value Fund
Schedule of Investments (Continued) — December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Satellite — 1.5%
11,000	DIRECTV, Cl. A†	$297,510	$439,230

	Specialty Chemicals — 4.7%
7,000	Air Products and Chemicals Inc.	499,074	636,650
14,000	E. I. du Pont de Nemours and Co.	510,397	698,320

		1,009,471	1,334,970

	Telecommunications — 6.0%
15,000	NII Holdings Inc.†	614,548	669,900
14,200	Verizon Communications Inc.	413,245	508,076
20,000	Vodafone Group plc, ADR	477,268	528,600

		1,505,061	1,706,576

	Water — 1.6%
18,000	American Water Works Co. Inc.	321,677	455,220

	TOTAL COMMON STOCKS	21,079,218	25,836,278

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 9.4%
$2,655,000	U.S. Treasury Bills, 0.105% to 0.180%††, 01/20/11 to 06/09/11	2,654,463	2,654,563

	TOTAL INVESTMENTS — 100.4%	$23,733,681	28,490,841

	Other Assets and Liabilities (Net) — (0.4)%		(108,623)

	NET ASSETS — 100.0%		$28,382,218

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
See accompanying notes to financial statements.

The Gabelli Blue Chip Value Fund
Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at value (cost $23,733,681)	$28,490,841
Receivable for Fund shares issued	6,574
Dividends receivable	35,059
Prepaid expenses	32,850

Total Assets	28,565,324

Liabilities:
Payable to custodian	55,500
Payable for Fund shares redeemed	39,590
Payable for investment advisory fees	8,443
Payable for distribution fees	5,952
Payable for legal and audit fees	33,271
Payable for shareholder communications expenses	28,218
Other accrued expenses	12,132

Total Liabilities	183,106

Net Assets (applicable to 2,055,087 shares outstanding)	$28,382,218

Net Assets Consist of:
Paid-in capital	$26,539,333
Accumulated net realized loss on investments	(2,914,275)
Net unrealized appreciation on investments	4,757,160

Net Assets	$28,382,218

Shares of Beneficial Interest each at $0.001 par value; unlimited number of shares authorized: Class AAA:
Net Asset Value, offering, and redemption price per share ($25,152,440 ÷ 1,820,350 shares outstanding)	$13.82

Class A:
Net Asset Value and redemption price per share ($1,152,555 ÷ 83,388 shares outstanding)	$13.82

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$14.66

Class B:
Net Asset Value and offering price per share ($78,476 ÷ 5,902 shares outstanding)	$13.30	(a)

Class C:
Net Asset Value and offering price per share ($424,051 ÷ 31,924 shares outstanding)	$13.28	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,574,696 ÷ 113,523 shares outstanding)	$13.87

(a)	Redemption price varies based on the length of time held.
Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $185)	$507,684
Interest	4,922

Total Investment Income	512,606

Expenses:
Investment advisory fees	275,684
Distribution fees — Class AAA	62,094
Distribution fees — Class A	2,994
Distribution fees — Class B	717
Distribution fees — Class C	3,799
Registration expenses	52,471
Shareholder communications expenses	50,839
Shareholder services fees	45,822
Legal and audit fees	32,135
Trustees’ fees	30,399
Custodian fees	10,066
Interest expense	262
Miscellaneous expenses	16,875

Total Expenses	584,157

Less:
Expenses reimbursed by Adviser (See Note 3)	(31,843)

Net Expenses	552,314

Net Investment Loss	(39,708)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	990,269
Net change in unrealized appreciation on investments	2,302,940

Net Realized and Unrealized Gain on Investments	3,293,209

Net Increase in Net Assets Resulting from Operations	$3,253,501

See accompanying notes to financial statements.

The Gabelli Blue Chip Value Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment income/(loss)	$(39,708)	$7,601
Net realized gain/(loss) on investments	990,269	(2,071,450)
Net change in unrealized appreciation on investments	2,302,940	8,291,540

Net Increase in Net Assets Resulting from Operations	3,253,501	6,227,691

Distributions to Shareholders:
Net investment income
Class AAA	—	(58,964)
Class A	—	(4,013)
Class I	—	(3,485)

	—	(66,462)

Return of capital
Class AAA	—	(2,706)
Class A	—	(184)
Class I	—	(160)

	—	(3,050)

Total Distributions to Shareholders	—	(69,512)

Shares of Beneficial Interest Transactions:
Class AAA	(3,777,472)	2,250,290
Class A	(399,533)	1,075,527
Class C	80,765	199,834
Class I	562,340	(51,458)

Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(3,533,900)	3,474,193

Redemption Fees	—	3

Net Increase/(Decrease) in Net Assets	(280,399)	9,632,375

Net Assets:
Beginning of period	28,662,617	19,030,242

End of period (including undistributed net investment income of $0 and $0, respectively)	$28,382,218	$28,662,617

See accompanying notes to financial statements.

The Gabelli Blue Chip Value Fund
Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss)																Ratios to Average Net Assets/
		from Investment Operations				Distributions												Supplemental Data
				Net															Operating	Operating
	Net Asset	Net		Realized and	Total		Net								Net Asset		Net Assets	Net	Expenses	Expenses
Period	Value,	Investment		Unrealized	from	Net	Realized		Return						Value,		End of	Investment	Before	Net of	Portfolio
Ended	Beginning	Income		Gain (Loss) on	Investment	Investment	Gain on		of		Total		Redemption		End of	Total	Period	Income	Reimburse-	Reimburse-	Turnover
December 31	of Period	(Loss) (a)		Investments	Operations	Income	Investments		Capital		Distributions		Fees (a)		Period	Return†	(in 000’s)	(Loss)	ment	ment (b)	Rate
Class AAA
2010	$12.25	$(0.02)		$1.59	$1.57	—	—		—		—		—		$13.82	12.8%	$25,152	(0.14)%	2.12%	2.00%	42%
2009	9.40	(0.00	)(c)	2.88	2.88	$(0.03)	—		$(0.00	)(c)	$(0.03)		$0.00	(c)	12.25	30.6	26,045	0.04	2.13	2.01	76
2008	14.21	0.03		(4.82)	(4.79)	(0.02)	$(0.00	)(c)	—		(0.02)		0.00	(c)	9.40	(33.7)	18,136	0.23	2.02	2.00	90
2007	14.77	0.05		(0.03)	0.02	(0.04)	(0.54)		—		(0.58)		0.00	(c)	14.21	0.1	32,011	0.33	1.78	1.78	41
2006	12.60	0.03		2.18	2.21	(0.04)	—		—		(0.04)		0.00	(c)	14.77	17.5	36,754	0.23	1.82	1.82	44
Class A
2010	$12.25	$(0.02)		$1.59	$1.57	—	—		—		—		—		$13.82	12.8%	$1,153	(0.14)%	2.12%	2.00%	42%
2009	9.41	(0.01)		2.89	2.88	$(0.04)	—		$(0.00	)(c)	$(0.04)		$0.00	(c)	12.25	30.6	1,404	(0.07)	2.13	2.01	76
2008	14.23	0.03		(4.82)	(4.79)	(0.03)	$(0.00	)(c)	—		(0.03)		0.00	(c)	9.41	(33.7)	111	0.24	2.02	2.00	90
2007	14.80	0.05		(0.04)	0.01	(0.04)	(0.54)		—		(0.58)		0.00	(c)	14.23	0.1	103	0.32	1.78	1.78	41
2006	12.63	0.04		2.17	2.21	(0.04)	—		—		(0.04)		0.00	(c)	14.80	17.5	88	0.27	1.82	1.82	44
Class B
2010	$11.88	$(0.11)		$1.53	$1.42	—	—		—		—		—		$13.30	12.0%	$78	(0.89)%	2.87%	2.75%	42%
2009	9.16	(0.07)		2.79	2.72	—	—		—		—		$0.00	(c)	11.88	29.7	70	(0.70)	2.88	2.76	76
2008	13.92	(0.06)		(4.70)	(4.76)	—	$(0.00	)(c)	—		$(0.00	)(c)	0.00	(c)	9.16	(34.2)	54	(0.51)	2.77	2.75	90
2007	14.55	(0.06)		(0.03)	(0.09)	—	(0.54)		—		(0.54)		0.00	(c)	13.92	(0.7)	9	(0.42)	2.53	2.53	41
2006	12.47	(0.07)		2.15	2.08	—	—		—		—		0.00	(c)	14.55	16.7	10	0.53	2.57	2.57	44
Class C
2010	$11.86	$(0.11)		$1.53	$1.42	—	—		—		—		—		$13.28	12.0%	$424	(0.90)%	2.87%	2.75%	42%
2009	9.15	(0.09)		2.80	2.71	—	—		—		—		$0.00	(c)	11.86	29.6	300	(0.82)	2.88	2.76	76
2008	13.91	(0.06)		(4.70)	(4.76)	—	$(0.00	)(c)	—		$(0.00	)(c)	0.00	(c)	9.15	(34.2)	64	(0.50)	2.77	2.75	90
2007	14.54	(0.05)		(0.04)	(0.09)	—	(0.54)		—		(0.54)		0.00	(c)	13.91	(0.7)	63	(0.37)	2.53	2.53	41
2006	12.47	(0.06)		2.13	2.07	—	—		—		—		0.00	(c)	14.54	16.6	5	(0.48)	2.57	2.57	44
Class I
2010	$12.26	$0.01		$1.60	$1.61	—	—		—		—		—		$13.87	13.1%	$1,575	0.11%	1.87%	1.75%	42%
2009	9.41	0.03		2.87	2.90	$(0.05)	—		$(0.00	)(c)	$(0.05)		$0.00	(c)	12.26	30.9	844	0.28	1.88	1.76	76
2008	14.23	0.06		(4.83)	(4.77)	(0.05)	$(0.00	)(c)	—		(0.05)		0.00	(c)	9.41	(33.5)	665	0.52	1.77	1.75	90
2007	14.80	0.09		(0.04)	0.05	(0.08)	(0.54)		—		(0.62)		0.00	(c)	14.23	0.3	1	0.59	1.53	1.53	41
2006	12.63	0.06		2.18	2.24	(0.07)	—		—		(0.07)		0.00	(c)	14.80	17.7	1	0.46	1.57	1.57	44

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	The Fund incurred interest expense during the years ended December 31, 2007 and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.77% and 1.81% (Class AAA and Class A), 2.52%, and 2.56% (Class B and Class C), and 1.52% and 1.56% (Class I), respectively. For the years ended December 31, 2010, 2009, and 2008, the effect of interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class B and Class C), and 1.75% (Class I), respectively.

(c)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements
1. Organization. The Gabelli Blue Chip Value Fund (the “Fund”) was organized on May 13, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 1999. The Fund’s primary objective is long-term growth of capital.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.
Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 — Quoted Prices*	$25,836,278
Level 2 — Other Significant Observable Inputs*	2,654,563

Total	$28,490,841

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations. Please refer to the SOI for the industry classifications of these portfolio holdings.
The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
There were no Level 3 investments held at December 31, 2010 or December 31, 2009.
In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. At December 31, 2010, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was 0.03%.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.
In calculating the net asset value (“NAV”) per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were no custodian fee credits earned during the year ended December 31, 2010.
Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated net investment loss by $39,708 and increase accumulated net realized loss on investments by $5, with an offsetting adjustment to additional paid-in capital.
No distributions were made during the year ended December 31, 2010.
The tax character of distributions paid during the year ended December 31, 2009 was as follows:

Year Ended
December 31, 2009
Distributions paid from:
Ordinary income	$66,462
Return of capital	3,050

Total distributions paid	$69,512

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
At December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,647,807)
Net unrealized appreciation on investments	4,490,692

Total	$1,842,885

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $2,647,807 which are available to reduce future required distributions of net capital gains to shareholders. $207,654 of the loss carryforward is available through 2016; and $2,440,153 is available through 2017.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
During the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $1,045,637.
At December 31, 2010, the temporary difference between book basis and tax basis net unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes.
The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$24,000,149	$5,062,119	$(571,427)	$4,490,692
The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.
The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of brokerage fees, interest, taxes, and extraordinary expenses) at 2.00%, 2.00%, 2.75%, 2.75%, and 1.75%, respectively, of Class AAA, Class A, Class B, Class C, and Class I Shares’ average daily net assets. For the year ended December 31, 2010, the Adviser reimbursed the Fund in the amount of $31,843. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class B, Class C, and Class I, respectively. At December 31, 2010, the cumulative amount which the Fund may repay the Adviser is $60,105:

For the year ended December 31, 2009, expiring December 31, 2011	$28,262
For the year ended December 31, 2010, expiring December 31, 2012	31,843

$60,105

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive a $1,000 annual fee. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser, serves as Distributor of the Fund. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to Gabelli & Co. at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.
5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $9,913,425 and $11,203,479, respectively.
6. Transactions with Affiliates. During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $17,579 to Gabelli & Co. Additionally, Gabelli & Co. informed the Fund that it retained $1,597 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.
The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. A reimbursement was not sought by the Adviser during the years ended December 31, 2010 or December 31, 2009.
7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR plus 125 basis points or the sum of the federal funds rate plus 125 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2010, there were no borrowings under the line of credit.
8. Shares of Beneficial Interest. The Fund offers five classes of shares — Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sale charge only to investors who acquire them directly from Gabelli & Co., through selected broker/dealers, or transfer agent. Class I Shares are offered through Gabelli & Co. and selected broker /dealers to foundations, endowments, institutions, and employee benefit plans without a sale charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares are available only through exchange of Class B Shares of other funds distributed by Gabelli & Co.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The Fund did not retain any redemption fees during the year ended December 31, 2010. The redemption fees retained by the Fund during the year ended December 31, 2009 amounted to $3. The redemption fee does not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of distributions, (ii) the redemption was initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place.
Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	128,411	$1,616,550	566,520	$6,084,422
Shares issued upon reinvestment of distributions	—	—	4,819	59,373
Shares redeemed	(434,314)	(5,394,022)	(374,356)	(3,893,505)

Net increase/(decrease)	(305,903)	$(3,777,472)	196,983	$2,250,290

Class A
Shares sold	29,416	$365,430	127,606	$1,345,833
Shares issued upon reinvestment of distributions	—	—	320	3,948
Shares redeemed	(60,603)	(764,963)	(25,125)	(274,254)

Net increase/(decrease)	(31,187)	$(399,533)	102,801	$1,075,527

Class C
Shares sold	11,223	$135,225	20,653	$222,799
Shares redeemed	(4,570)	(54,460)	(2,441)	(22,965)

Net increase	6,653	$80,765	18,212	$199,834

Class I
Shares sold	50,581	$639,380	15,854	$152,383
Shares issued upon reinvestment of distributions	—	—	295	3,645
Shares redeemed	(5,850)	(77,040)	(18,064)	(207,486)

Net increase/(decrease)	44,731	$562,340	(1,915)	$(51,458)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Blue Chip Value Fund
Notes to Financial Statements (Continued)
10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Blue Chip Value Fund
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Gabelli Blue Chip Value Fund
We have audited the accompanying statement of assets and liabilities of The Gabelli Blue Chip Value Fund (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Blue Chip Value Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 28, 2011

The Gabelli Blue Chip Value Fund
Additional Fund Information (Unaudited)
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Blue Chip Value Fund at One Corporate Center, Rye, NY 10580-1422.

	Term of	Number of
Name, Position(s)	Office and	Funds in Fund
Address[1]	Length of	Complex Overseen	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	by Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee Age: 68	Since 1999	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 75	Since 1999	34	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 67	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) and until September 2006, Director of Aphton Corporation (pharmaceuticals)

Mary E. Hauck Trustee Age: 68	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Trustee Age: 42	Since 2009	9	President of Advanced Polymer, Inc. (chemical wholesale company)	—

Werner J. Roeder, MD Trustee Age: 70	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Blue Chip Value Fund
Additional Fund Information (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy
Who are we?
The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.
What kind of non-public information do we collect about you if you become a shareholder?
If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:
•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.
•	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.
What information do we disclose and to whom do we disclose it?
We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.
What do we do to protect your personal information?
We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI FAMILY OF FUNDS
VALUE
Gabelli Asset Fund
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital. (Multiclass)
Team Managed
Gabelli Blue Chip Value Fund
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund’s objective is to identify a catalyst or sequence of events that will return the company to a higher value. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
GAMCO Westwood Equity Fund
Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation. (Multiclass) Portfolio Manager: Susan M. Byrne
FOCUSED VALUE
Gabelli Value Fund
Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
SMALL CAP VALUE
Gabelli Small Cap Fund
Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood SmallCap Equity Fund
Seeks to invest primarily in smaller capitalization equity securities — market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Portfolio Manager: Nicholas F. Galluccio
Gabelli Woodland Small Cap Value Fund
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations generally less than $3.0 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company’s value. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Elizabeth M. Lilly, CFA
GROWTH
GAMCO Growth Fund
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Howard F. Ward, CFA
GAMCO International Growth Fund
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (Multiclass)
Portfolio Manager: Caesar Bryan
AGGRESSIVE GROWTH
GAMCO Global Growth Fund
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
MICRO-CAP
GAMCO Westwood Mighty MitesSM Fund
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)
Team Managed
EQUITY INCOME
Gabelli Equity Income Fund
Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Westwood Balanced Fund
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)
Co-Portfolio Managers: Susan M. Byrne
Mark R. Freeman, CFA
GAMCO Westwood Income Fund
Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)
Portfolio Manager: Barbara G. Marcin, CFA
SPECIALTY EQUITY
GAMCO Vertumnus Fund (formerly GAMCO Global Convertible Securities Fund)
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
GAMCO Global Opportunity Fund
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
Gabelli SRI Green Fund
Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)
Co-Portfolio Managers: Christopher C. Desmarais
John M. Segrich, CFA
SECTOR
GAMCO Global Telecommunications Fund
Seeks to invest in telecommunications companies throughout the world — targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass)
Team Managed
GAMCO Gold Fund
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors. (Multiclass)
Portfolio Manager: Caesar Bryan
Gabelli Utilities Fund
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
MERGER AND ARBITRAGE
Gabelli ABC Fund
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Mario J. Gabelli, CFA
Gabelli Enterprise Mergers and Acquisitions Fund
Seeks to invest in securities believed to be likely acquisition targets within 12—18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)
Portfolio Manager: Mario J. Gabelli, CFA
CONTRARIAN
GAMCO Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)
Portfolio Manager: Henry Van der Eb, CFA
Comstock Capital Value Fund
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (Multiclass)
Portfolio Managers: Charles L. Minter
Martin Weiner, CFA
FIXED INCOME
GAMCO Westwood Intermediate Bond Fund
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return. (Multiclass)
Portfolio Manager: Mark R. Freeman, CFA
CASH MANAGEMENT-MONEY MARKET
Gabelli U.S. Treasury Money Market Fund
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
Co-Portfolio Managers: Judith A. Raneri
Ronald S. Eaker
An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.
To receive a prospectus, call 800-GABELLI (422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing. The prospectus contains more information about this and other matters and should be read carefully before investing.

The Gabelli Blue Chip Value Fund
One Corporate Center
Rye, New York 10580-1422
800-GABELLI
800-422-3554
fax: 914-921-5118
website: www.gabelli.com
e-mail: info@gabelli.com
Net Asset Value per share available daily by calling
800-GABELLI after 7:00 P.M.

Board of Trustees

Mario J. Gabelli, CFA	Mary E. Hauck
Chairman and Chief	Former Senior Portfolio Manager
Executive Officer	Gabelli-O’Connor Fixed Income
GAMCO Investors, Inc.	Mutual Fund Management Co.

Anthony J. Colavita	Kuni Nakamura
President	President
Anthony J. Colavita, P.C.	Advanced Polymer, Inc.

Vincent D. Enright	Werner J. Roeder, MD
Former Senior Vice President	Medical Director
and Chief Financial Officer	Lawrence Hospital
KeySpan Corp.

Officers and Portfolio Manager

Barbara G. Marcin, CFA	Bruce N. Alpert
Portfolio Manager	President

Peter D. Goldstein	Agnes Mullady
Chief Compliance Officer	Secretary and Treasurer
Distributor
Gabelli & Company, Inc.
Custodian, Transfer Agent, and Dividend Agent
State Street Bank and Trust Company
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB402Q410SR
The Gabelli Blue Chip Value Fund
ANNUAL REPORT
DECEMBER 31, 2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,800 for 2009 and $16,500 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	0%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Blue Chip Value Fund
By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.